SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2015

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 28, 2015, iRobot Corporation (the "Company") issued a press release announcing that its Board of Directors has authorized a new share repurchase plan whereby the Company may purchase up to one million shares of its common stock beginning January 4, 2016 through December 31, 2016. This plan will replace the Company’s current share repurchase plan, which was originally scheduled to end on April 30, 2016, but which the Company has terminated effective January 3, 2016. A copy of the press release announcing the Company’s new share repurchase plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release issued by the registrant on December 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

December 29, 2015	By: /s/ Alison Dean
Name: Alison Dean
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
99.1         Press Release issued by the registrant on December 28, 2015.